1 PRESS RELEASE V2X Reports Second Quarter 2026 Results Second Quarter Financial Highlights  Revenue of $1.26 billion, up 17% year-over-year  Net income of $25.5 million; Adjusted net income1 of $51.6 million, up 22% year-over-year  Adjusted EBITDA1 of $89.8 million; Adjusted EBITDA1 margin of 7.1%  Diluted EPS of $0.81; Adjusted diluted EPS1 of $1.64, up 23% year-over-year  Increasing full-year 2026 revenue, adjusted EBITDA1, and adjusted diluted earnings per share1 guidance RESTON, Va., Aug 3, 2026 — V2X, Inc. (NYSE:VVX) today announced second quarter 2026 financial results and increased 2026 guidance for revenue, adjusted EBITDA1, and adjusted diluted earnings per share1. “With double-digit top and bottom-line growth, our strong second quarter performance reflects consistent strategic execution, robust demand for our differentiated capabilities and continued alignment to national security priorities,” said Jeremy C. Wensinger, President and Chief Executive Officer. “Recent awards across modernization, global training, aerospace and mission readiness reinforce the value of our end-to-end solutions, ability to support global no-fail missions, and pursuit of profitable growth opportunities that increase the value of our backlog. Our solid first-half performance and current backlog position us well as we enter the second half of 2026 and as such are increasing our 2026 outlook for revenue, adjusted EBITDA1 and adjusted EPS1. We remain focused on advancing our Go Towards Tomorrow strategy, prioritizing investments that accelerate innovation across the enterprise and strengthen our competitive solutions, and delivering differentiated value for customers and shareholders.” Second Quarter 2026 Results In the second quarter, V2X reported revenue of $1.26 billion, representing 17% year-over-year growth. The Company reported solid topline growth and strong operating performance, yielding double-digit growth in adjusted net income1 and adjusted EPS1. Net income for the quarter was $25.5 million. Adjusted net income1 was $51.6 million, an increase of 22%, year-over-year. Second quarter GAAP diluted EPS was $0.81. Adjusted diluted EPS1 for the quarter increased 23% year-over-year to $1.64. V2X delivered adjusted EBITDA1 of $89.8 million, with a margin1 of 7.1%, representing an increase of 9%, from the prior year. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. Exhibit 99.1

2 Second quarter net cash provided by operating activities was $21.6 million. Adjusted net cash provided by operating activities1 was $71.8 million. At the end of the second quarter, net debt for V2X was $876.1 million, representing an improvement of $71.4 million year-over-year and a 2.4x net leverage ratio1. The Company expects to achieve a net leverage ratio1 of approximately 2.0x by the end of 2026. As of July 3, 2026, total backlog1 was $12.7 billion and funded backlog1 was $2.5 billion. Book-to-bill1 in the second quarter was approximately 0.5x. Trailing twelve-month book-to-bill1 was approximately 1.4x. 2026 Guidance The Company is increasing its 2026 guidance ranges for revenue, adjusted EBITDA1, and adjusted diluted earnings per share1 as follows: $ millions, except for per share amounts Prior 2026 Guidance Updated 2026 Guidance Revenue $4,825 $4,975 $4,875 $5,025 Adjusted EBITDA1 $345 $360 $347.5 $362.5 Adjusted Diluted Earnings Per Share1 $5.75 $6.15 $5.90 $6.30 Adjusted Net Cash Provided by Operating Activities1 $160 $180 $160 $180 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

3 Second Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, August 3, 2026. U.S.-based participants may dial in to the conference call at 877-300-8521, while international participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/9LeOmbNmDjb A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through August 17, 2026, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10210672. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the "investors" section of the company's website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission ("SEC") Regulation FD. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,200 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed

4 under "2026 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; product development; capital deployment; future net leverage ratio; and our belief that our innovation strategy, visibility, and targeted growth opportunities provide substantial demand for our services and opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended Six Months Ended July 3, June 27, July 3, June 27, (In thousands, except per share data) 2026 2025 2026 2025 Revenue $ 1,256,643 $ 1,078,330 $ 2,510,771 $ 2,094,253 Cost of revenue 1,147,139 982,597 2,295,449 1,920,417 Selling, general, and administrative expenses 55,694 42,793 117,422 86,598 Operating income 53,810 52,940 97,900 87,238 Loss on extinguishment of debt (1,739) (313) (1,739) (2,527) Interest expense, net (16,705) (20,598) (34,830) (40,317) Other expense, net (2,137) (2,579) (4,583) (4,874) Income from operations before income taxes 33,229 29,450 56,748 39,520 Income tax expense 7,689 7,059 12,283 9,022 Net income $ 25,540 $ 22,391 $ 44,465 $ 30,498 Earnings per share Basic $ 0.82 $ 0.71 $ 1.42 $ 0.96 Diluted $ 0.81 $ 0.70 $ 1.41 $ 0.96 Weighted average common shares outstanding - basic 31,327 31,693 31,270 31,643 Weighted average common shares outstanding - diluted 31,524 31,883 31,519 31,886

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) July 3, December 31, (In thousands, except per share data) 2026 2025 Assets Current assets Cash, cash equivalents and restricted cash $ 214,313 $ 368,994 Receivables 827,359 730,256 Prepaid expenses and other current assets 163,671 127,102 Total current assets 1,205,343 1,226,352 Property, plant, and equipment, net 48,990 52,383 Goodwill 1,676,954 1,677,154 Intangible assets, net 194,163 239,760 Other non-current assets 72,876 76,525 Total non-current assets 1,992,983 2,045,822 Total Assets $ 3,198,326 $ 3,272,174 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 547,403 $ 557,042 Compensation and other employee benefits 134,173 176,530 Short-term debt 16,107 14,935 Other accrued liabilities 216,723 258,373 Total current liabilities 914,406 1,006,880 Long-term debt, net 1,047,980 1,083,234 Deferred tax liabilities 33,640 28,357 Other non-current liabilities 67,844 69,067 Total non-current liabilities 1,149,464 1,180,658 Total liabilities 2,063,870 2,187,538 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,908,996 shares issued and 31,345,358 shares outstanding as of July 3, 2026; 31,735,083 shares issued and 31,171,445 shares outstanding as of December 31, 2025 319 317 Treasury stock, at cost - (563,638) shares as of both July 3, 2026 and December 31, 2025 (30,274) (30,274) Additional paid in capital 782,308 779,084 Retained earnings 387,882 343,417 Accumulated other comprehensive loss (5,779) (7,908) Total shareholders' equity 1,134,456 1,084,636 Total Liabilities and Shareholders' Equity $ 3,198,326 $ 3,272,174

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Six Months Ended July 3, June 27, (In thousands) 2026 2025 Operating activities Net income $ 44,465 $ 30,498 Adjustments to reconcile net income to net cash used in operating activities: Depreciation expense 8,074 8,175 Amortization of intangible assets 45,796 45,125 Amortization of cloud computing arrangements 2,524 2,453 Loss on disposal of property, plant, and equipment 5 325 Stock-based compensation 8,419 6,181 Deferred taxes 4,649 (4,807) Amortization of debt issuance costs 3,240 3,032 Loss on extinguishment of debt 1,739 2,527 Changes in assets and liabilities: Receivables (89,623) (20,635) Other assets (34,928) (13,894) Accounts payable (10,683) (116,931) Compensation and other employee benefits (42,236) (17,322) Other liabilities (49,801) 8,342 Net cash used in operating activities (108,360) (66,931) Investing activities Purchases of capital assets (3,374) (5,180) Proceeds from the disposition of assets — 90 Net cash used in investing activities (3,374) (5,090) Financing activities Repayments of long-term debt (37,390) (3,812) Proceeds from revolver — 319,000 Repayments of revolver — (319,000) Proceeds from stock awards and stock options 142 77 Payment of debt issuance costs (1,194) (3,909) Payments of employee withholding taxes on stock-based compensation (5,335) (2,974) Net cash used in financing activities (43,777) (10,618) Exchange rate effect on cash 830 4,775 Net change in cash, cash equivalents and restricted cash (154,681) (77,864) Cash, cash equivalents and restricted cash - beginning of period 368,994 268,321 Cash, cash equivalents and restricted cash - end of period $ 214,313 $ 190,457 Supplemental disclosure of cash flow information: Interest paid $ 33,959 $ 32,956 Income taxes paid $ 7,861 $ 5,164 Purchase of capital assets on account $ 1,458 $ 2,125

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to monitor results of operations are revenue and operating income. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog includes funded amounts (funding is contractually authorized and appropriated by the customer) and unfunded amounts (amounts not currently contractually obligated by the customer, including unexercised options when the exercise of those options is considered probable). Total backlog excludes potential orders under IDIQ contracts and contracts awarded to us that are being protested by competitors with the GAO or in the COFC for which a stop work order has been received by the Company. Bookings includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts. Book-to-bill is derived by dividing bookings by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, cash interest expense, net, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and

9 unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude non-operating items, such as M&A payments and related costs, and MARPA facility activity. • Net leverage ratio is defined as net debt (or total debt less unrestricted cash) divided by trailing twelve- month (TTM) bank EBITDA.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Six Months Ended	
	July 3, 2026	June 27, 2025	July 3, 2026	June 27, 2025
Revenue	$1,256,643	$1,078,330	$2,510,771	$2,094,253
Net income	$25,540	$22,391	$44,465	$30,498
Plus:				
Income tax expense	7,689	7,059	12,283	9,022
Other expense, net	2,137	2,579	4,583	4,874
Interest expense, net	16,705	20,598	34,830	40,317
Loss on extinguishment of debt	1,739	313	1,739	2,527
Operating income	$53,810	$52,940	$97,900	$87,238
Plus:				
Amortization of intangible assets	22,897	22,562	45,796	45,125
M&A, integration and related costs	7,704	1,780	21,077	6,405
Adjusted operating income	$84,410	$77,283	$164,774	$138,768
Plus:				
Depreciation and CCA amortization	5,390	5,152	10,598	10,628
Adjusted EBITDA	$89,800	$82,435	$175,372	$149,396
Adjusted EBITDA margin	7.1 %	7.6 %	7.0 %	7.1 %
Minus:				
Cash interest expense, net	15,135	19,055	31,590	37,285
Income tax expense, as adjusted	15,530	13,315	28,895	22,549
Depreciation and CCA amortization	5,390	5,152	10,598	10,628
Other expense, net, as adjusted	2,137	2,579	4,583	5,124
Adjusted net income	$51,609	$42,334	$99,706	$73,810

($K, except per share data)	Three Months Ended		Six Months Ended	
	July 3, 2026	June 27, 2025	July 3, 2026	June 27, 2025
Diluted earnings per share	$0.81	$0.70	$1.41	$0.96
Plus:				
M&A, integration and related costs	0.19	0.04	0.51	0.15
Amortization of intangible assets	0.56	0.54	1.12	1.08
Amortization of debt issuance costs and Loss on extinguishment of debt	0.08	0.04	0.12	0.13
FMV land impairment	$—	—	—	—
Gain on acquisiton, net	—	0.00	—	(0.01)
Adjusted diluted earnings per share	$1.64	$1.33	$3.16	$2.31
Average shares outstanding:				
Basic, as reported	31,327	31,693	31,270	31,643
Diluted, as reported	31,524	31,883	31,519	31,886
Adjusted diluted	31,524	31,883	31,519	31,886

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11 Non-GAAP Tables ($K) Three Months Ended Six Months Ended July 3, 2026 June 27, 2025 July 3, 2026 June 27, 2025 Net cash provided by/(used in) by operating activities $21,551 $28,532 $(108,360) $(66,931) Plus: M&A, integration, and related payments 7,237 7,754 9,442 10,762 MARPA facility activity 42,980 21,968 148,608 (3,649) Adjusted operating cash flow $71,767 $58,254 $49,690 $(59,819) ($K, except ratio) Period Ending July 3, 2026 Total debt $1,086,429 Cash, cash equivalents and restricted cash 214,313 Less: Restricted cash (4,014) Cash and cash equivalents $210,299 Net debt $876,130 TTM bank EBITDA $365,584 Net leverage ratio 2.4x ($K) TTM July 3, 2026 Net income $ 91,849 Plus: Interest expense, net 74,423 Income tax expense 26,282 Depreciation and amortization 113,167 Additional permitted add-backs1 59,863 TTM Bank EBITDA $ 365,584

SUPPLEMENTAL INFORMATION

Revenue by contract type, geographic region, contract relationship, and customer for the periods presented below was as follows:

Revenue by Contract Type:

	Three Months Ended			Six Months Ended		
(In thousands)	July 3, 2026	June 27, 2025	% Change	July 3, 2026	June 27, 2025	% Change
Cost-plus and cost-reimbursable	$ 735,218	$ 647,582	13.5 %	$ 1,487,623	$ 1,270,653	17.1 %
Firm-fixed-price	389,650	405,091	(3.8)%	762,409	769,177	(0.9)%
Time-and-materials	131,775	25,657	413.6 %	260,739	54,423	379.1 %
Total revenue	$ 1,256,643	$ 1,078,330		$ 2,510,771	$ 2,094,253	

Revenue by Geographic Region:

	Three Months Ended			Six Months Ended		
(In thousands)	July 3, 2026	June 27, 2025	% Change	July 3, 2026	June 27, 2025	% Change
United States	$ 797,512	$ 632,357	26.1 %	$ 1,608,066	$ 1,209,815	32.9 %
Middle East	324,550	320,317	1.3 %	638,883	638,662	— %
Asia	86,566	76,793	12.7 %	162,703	152,771	6.5 %
Europe	48,015	48,863	(1.7)%	101,119	93,005	8.7 %
Total revenue	$ 1,256,643	$ 1,078,330		$ 2,510,771	$ 2,094,253	

Revenue by Contract Relationship:

	Three Months Ended			Six Months Ended		
(In thousands)	July 3, 2026	June 27, 2025	% Change	July 3, 2026	June 27, 2025	% Change
Prime contractor	$ 1,206,600	$ 1,008,340	19.7 %	$ 2,404,062	$ 1,972,086	21.9 %
Subcontractor	50,043	69,990	(28.5)%	106,709	122,167	(12.7)%
Total revenue	$ 1,256,643	$ 1,078,330		$ 2,510,771	$ 2,094,253	

Revenue by Customer:

	Three Months Ended			Six Months Ended		
(In thousands)	July 3, 2026	June 27, 2025	% Change	July 3, 2026	June 27, 2025	% Change
Army	$ 422,112	$ 457,443	(7.7)%	$ 862,226	$ 899,579	(4.2)%
Navy	375,172	354,282	5.9 %	758,093	700,394	8.2 %
Air Force	215,190	107,822	99.6 %	383,023	206,948	85.1 %
Other	244,169	158,783	53.8 %	507,429	287,332	76.6 %
Total revenue	$ 1,256,643	$ 1,078,330		$ 2,510,771	$ 2,094,253	

Source: V2X, Inc.

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